PLUS KOREA DEFENSE INDUSTRY INDEX ETF
SCHEDULE OF INVESTMENTS (Unaudited)
August 31, 2026

Common Stocks — 99.8%	Shares	Fair Value
South Korea — 99.8%
Consumer Discretionary — 13.7%
Hyundai Wia Corporation	76,032	$3,333,275
SNT Dynamics Company Ltd.	207,667	4,445,888
SNT Holdings Company Ltd.	85,161	2,853,012
SNT Motiv Company Ltd.	251,989	4,796,371
		15,428,546
Industrials — 73.0%*
Firstec Company Ltd.(a)	795,809	3,366,750
Hanwha Aerospace Company Ltd.	32,789	26,401,782
Hanwha Ocean Company Ltd.(a)	51,664	3,321,958
Hanwha Systems Company Ltd.	48,739	2,606,821
HD Hyundai Heavy Industries Company Ltd.	8,754	2,875,145
HJ Shipbuilding & Construction Company Ltd.(a)	291,857	3,586,903
Hyundai Rotem Company Ltd.	86,589	8,617,143
Korea Aerospace Industries Ltd.	79,176	7,578,588
LIG Defense&Aerospace Company Ltd.	14,844	7,527,207
MNC Solution Company Ltd.	261,187	3,492,417
Samhyun Company Ltd.	178,807	4,193,851
SK oceanplant Company Ltd.(a)	485,294	4,893,363
Woori Technology, Inc.(a)	476,742	4,040,777
		82,502,705
Materials — 6.0%
Poongsan Corporation	114,013	6,822,786

Technology — 7.1%
Satrec Initiative Company Ltd.	78,332	4,183,888
Sphere Corporation(a)	247,428	3,796,572
		7,980,460
Total South Korea		112,734,497

Total Common Stocks
(Cost $111,523,294)		112,734,497

Total Investments — 99.8%
(Cost $111,523,294)		112,734,497

Other Assets in Excess of Liabilities — 0.2%		203,750

Total Net Assets — 100.0%		$112,938,247

LTD	- Limited Company
(a)	Non-income producing security.

*	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.